Table of Contents
      USAA Family of Funds                                       1
      Message from the President                                 2
      Investment Review                                          4
      Message from the Manager                                   5
      Financial Information:
         Independent Auditors' Report                            7
         Portfolio of Investments                                8
         Notes to Portfolio of Investments                      10
         Statement of Assets and Liabilities                    11
         Statement of Operations                                12
         Statements of Changes in Net Assets                    13
         Notes to Financial Statements                          14



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the  President


A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

    "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAIEL J.C. ROTH, CFA
 APPEARS HERE]


The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.



Investment Review

USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Provide investors with maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities.


--------------------------------------------------------------------------------
                                            5/31/98                   5/31/97
================================================================================
  Net Assets                            $106.7 Million           $88.6 Million
  Net Asset Value Per Share                  $1.00                    $1.00
================================================================================


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND CURRENT YIELD AS OF 5/31/98
================================================================================
      1 Year       5 Years      Since Inception on 2/1/91          7-day Yield
       5.24%        4.69%                 4.49%                       5.07%
================================================================================

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. Past performance is no guarantee of future results. Yields and returns fluctuate. An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Treasury Money Market Trust to the 7-day yield of the IBC Financial Data, Inc./U.S. Treasury & Repo from 5/97 to 5/98.

              USAA Treasury                      IBC/Treasury
               Money Market                         & Repo
              -------------                      ------------
05/27/97          5.08%                              4.73%
06/24/97          5.11                               4.77
07/29/97          5.16                               4.82
08/26/97          5.10                               4.82
09/30/97          5.17                               4.87
10/28/97          5.16                               4.86
11/25/97          5.14                               4.83
12/30/97          5.14                               4.84
01/27/98          5.09                               4.79
02/24/98          5.11                               4.80
03/31/98          5.17                               4.86
04/28/98          5.08                               4.77
05/26/98          5.04*                              4.73*

Data represent the last Monday of each month.
*Ending date 5/26/98

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc./U.S. Treasury & Repo, an average of all major treasury money market fund yields.



Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER: PAMELA K. BLEDSOE, CFA APPEARS HERE]

STRATEGY
Political and economic unrest in countries around the world are impacting the U.S. Treasury market. Investors continue to prefer the quality and stability offered by the U.S. market as Asia, Russia, and Indonesia remain headline news. The increased interest in the U.S. market and a shrinking U.S. budget deficit, which has allowed the U.S. Treasury Department to issue fewer treasury securities for its funding needs, has helped keep interest rates low. The 1-year Treasury bill is currently yielding 5.42% versus 5.77% just a year ago.

The Treasury Money Market Trust has two investment options: treasury securities or repurchase agreements collateralized by treasury securities. Repurchase agreements, having averaged 5.50% over the last year, continue to offer higher yields than treasury securities. In keeping with the Fund's objective to maximize current income while maintaining the highest degree of safety and liquidity, I have increased the holdings in repurchase agreements and reduced the holdings of treasury securities. The percentages as of May 31, 1998 were 55% repurchase agreements and 44% treasury bills and notes. I expect to maintain these percentages until market forces dictate otherwise.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending May 26, 1998, your Fund ranked 5 out of 105 Treasury Money Market funds with a yield of 5.04%, according to IBC Donoghue's Money Fund Vision Report. The average for the category over the same time period was 4.73%. As of May 31, 1998, the Funds weighted average maturity was 70 days.



CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 hypothetical investment in the USAA Treasury Money Market Trust for the period of 2/1/91 to 05/31/98. The data points from the graph are as follows:

                                 USAA Treasury
                                 Money Market
                                     Trust
-------------------------------------------------

02/01/91                            10,000
06/91                               10,213
12/91                               10,478
06/92                               10,683
12/92                               10,848
06/93                               11,000
12/93                               11,155
06/94                               11,327
12/94                               11,577
06/95                               11,901
12/95                               12,224
06/96                               12,528
12/96                               12,847
06/97                               13,171
12/97                               13,516
05/98                               13,800

Data since inception on 2/1/91 through 5/31/98

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

See page 8 for a complete listing of the Portfolio of Investments.



Independent Auditors' Report

The Shareholders and Board of Trustees

USAA TREASURY MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Treasury Money Market Trust, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Treasury Money Market Trust as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998




USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
May 31, 1998



     Principal
      Amount                    Security                                  Value
--------------------------------------------------------------------------------
                       U.S. TREASURY BILLS (15.0%)
     $ 1,500   5.00%, 6/04/98                                           $  1,499
       1,000   5.16%, 6/11/98                                                998
       2,000   5.01%, 6/25/98                                              1,993
       1,500   5.04%, 7/02/98                                              1,493
       1,000   5.09%, 7/23/98                                                993
       1,000   5.16%, 7/23/98                                                992
       1,500   5.22%, 8/20/98                                              1,482
       1,250   5.06%, 9/17/98                                              1,231
       1,500   5.02%, 10/01/98                                             1,474
       2,000   5.10%, 2/04/99                                              1,929
       2,000   5.12%, 3/04/99                                              1,921
--------------------------------------------------------------------------------
               Total U.S. treasury bills (cost: $16,005)                  16,005
--------------------------------------------------------------------------------

                           U.S. TREASURY NOTES (29.3%)
       1,500   6.25%, 6/30/98                                              1,501
       1,250   8.25%, 7/15/98                                              1,254
       2,000   5.25%, 7/31/98                                              1,999
       2,000   5.88%, 8/15/98                                              2,001
       2,000   6.13%, 8/31/98                                              2,002
       1,250   4.75%, 9/30/98                                              1,247
       1,000   6.00%, 9/30/98                                              1,001
       2,250   7.13%, 10/15/98                                             2,263
       2,000   5.88%, 10/31/98                                             2,003
       2,500   5.50%, 11/15/98                                             2,500
       1,000   5.13%, 11/30/98                                               997
       1,500   5.13%, 12/31/98                                             1,497
       2,000   6.38%, 1/15/99                                              2,011
       1,500   5.88%, 1/31/99                                              1,504
       2,000   5.00%, 2/15/99                                              1,992
       1,500   5.88%, 2/28/99                                              1,504
       2,000   6.25%, 3/31/99                                              2,011
       2,000   6.38%, 4/30/99                                              2,014
--------------------------------------------------------------------------------
               Total U.S. treasury notes (cost: $31,301)                  31,301
--------------------------------------------------------------------------------
               Total U.S. treasury bills and notes  (cost: $47,306)       47,306
--------------------------------------------------------------------------------


                          REPURCHASE AGREEMENTS (54.9%)
     $25,000   ABN AMRO, Inc., 5.51%, acquired on 5/29/98 and due
                 6/01/98 at $25,011 (collateralized by a $25,251
                 U.S. Treasury Note, 5.00%, due 2/15/99; market
                 value of $25,512)                                        25,000
      23,571     Bankers Trust Securities Corp., 5.50%,  acquired on
                 5/29/98 and due  6/01/98  at  $23,582
                 (collateralized  by a $23,758  U.S. Treasury Note,
                 6.38%, due 4/30/99; market value $24,054)                23,571
       5,000     First Union Capital Markets, 5.50%, acquired on
                 5/29/98 and due 6/01/98 at $5,002  (collateralized
                 by a $5,015  U.S.  Treasury Note, 5.88%, due
                 8/15/98; market value of $5,103)                          5,000
       5,000     State Street Bank & Trust Co.,  5.45%,  acquired
                 on 5/29/98 and due 6/01/98 at $5,002 (collateralized
                 by a $5,090 U.S. Treasury Note, 6.38%, due 4/30/99;
                 market value of $5,154)                                   5,000
--------------------------------------------------------------------------------
               Total repurchase agreements (cost: $58,571)                58,571
--------------------------------------------------------------------------------
               Total investments (cost: $105,877)                       $105,877
================================================================================




USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS
May 31, 1998



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.




USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
   Investments in securities                                          $ 47,306
   Repurchase agreements                                                58,571
   Cash                                                                    421
   Receivables:
      Capital shares sold                                                  114
      Interest                                                             454
                                                                      --------
         Total assets                                                  106,866
                                                                      --------


LIABILITIES
   Capital shares redeemed                                                 125
   USAA Transfer Agency Company                                              2
   Accounts payable and accrued expenses                                    42
   Dividends on capital shares                                              18
                                                                      --------
         Total liabilities                                                 187
                                                                      --------
            Net assets applicable to capital shares outstanding       $106,679
                                                                      ========


REPRESENTED BY:
   Paid-in capital                                                    $106,679
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                     106,679
                                                                      ========
   Net asset value, redemption price, and offering price per share    $   1.00
                                                                      ========


See accompanying notes to financial statements.





USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Interest income                                                      $5,219
                                                                        ------
   Expenses:
      Management fees                                                      119
      Transfer agent's fees                                                 99
      Custodian's fees                                                      50
      Postage                                                               14
      Shareholder reporting fees                                             7
      Trustees' fees                                                         4
      Registration fees                                                     46
      Professional fees                                                     28
      Other                                                                  6
                                                                       -------
         Total expenses before reimbursement                               373
      Expenses reimbursed                                                  (18)
                                                                       -------
         Total expenses after reimbursement                                355
                                                                       -------
            Net investment income                                       $4,864
                                                                       =======


See accompanying notes to financial statements.




USAA TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,



                                                           1998         1997
                                                        ------------------------
From operations:
   Net investment income                                $  4,864      $  4,175
                                                        ----------------------
Distributions to shareholders from:
   Net investment income                                  (4,864)       (4,175)
                                                        ----------------------
From capital share transactions:
   Proceeds from shares sold                             104,327        83,247
   Shares issued for dividends reinvested                  4,561         3,896
   Cost of shares redeemed                               (90,821)      (75,308)
                                                        ----------------------
      Increase in net assets from capital share
        transactions                                      18,067        11,835
                                                        ----------------------
Net increase in net assets                                18,067        11,835
Net assets:
   Beginning of period                                    88,612        76,777
                                                        ----------------------
   End of period                                        $106,679      $ 88,612
                                                        ======================
Change in shares outstanding:
   Shares sold                                           104,327        83,247
   Shares issued for dividends reinvested                  4,561         3,896
   Shares redeemed                                       (90,821 )     (75,308)
                                                        ----------------------
      Increase in shares outstanding                      18,067        11,835
                                                        ======================

See accompanying notes to financial statements.


USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
May 31, 1998



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets exclusively in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The USAA Treasury Money Market Trust earned 47.7% of its income from investments in U.S. Treasury securities during the year.

The distributions related to earnings for the fiscal year ended May 31, 1998 were $.05 per share, which were entirely derived from taxable interest income.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended May 31, 1998 were $12.4 million and $12.4 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .375% of its annual average net assets through October 1, 1998, and accordingly has waived a portion of its management fee.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.



(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       Eight-month
                                                                                      Period Ended
                                           Year Ended May 31,                             May 31,
                                   ----------------------------------------------------------------
                                      1998         1997          1996         1995         1994
                                   ----------------------------------------------------------------
Net asset value at
   beginning of period              $   1.00     $  1.00       $  1.00       $  1.00       $  1.00
Net investment income                    .05         .05           .05           .05           .02
Distributions from net
   investment income                    (.05)       (.05)         (.05)         (.05)         (.02)
                                    --------------------------------------------------------------
Net asset value at
   end of period                    $   1.00     $  1.00       $  1.00       $  1.00       $  1.00
                                    ==============================================================
Total return (%) *                      5.24        5.06          5.38          4.88          1.96
Net assets at
   end of period (000)              $106,679     $88,612       $76,777       $67,876       $37,984
Ratio of expenses to
   average net assets (%)               .375        .375          .375          .375          .375(a)
Ratio of expenses to average
   net assets excluding
   reimbursements (%)                   .392        .394          .403          .488          .620(a)
Ratio of net investment
   income to average
   net assets (%)                       5.11        4.95          5.23          4.91          2.94(a)



  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.



Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777